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                                                                   EXHIBIT 99(b)


         Pursuant to Regulation S-X Rule 3-09(d) the financial statements for Jorf Lasfar which is a foreign business for the years ended 2000, 2001 and 2002 will be filed by June 30, 2003 pursuant amendment to the Form 10-K.